UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

ADAGIO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42199	99-1151466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26051 Merit Circle, Suite 102 Laguna Hills, CA	92653
(Address of principal executive offices)	(Zip Code)

(949) 348-1188

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On November 1, 2024, the audit committee (the “Audit Committee”) of the board of directors of Adagio Medical Holdings, Inc. (the “Company”), after considering the recommendations of the Company’s management and the discussions with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm, concluded that the previously issued (i) audited consolidated financial statements of Adagio Medical, Inc., a wholly owned subsidiary of the Company (“Adagio”), as of December 31, 2023 and for the fiscal year ended December 31, 2023 and (ii) unaudited condensed consolidated financial statements of Adagio as of March 31, 2024 and for the three months ended March 31, 2024 and 2023, which were reported in the registration statement on Form S-4 initially filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 19, 2024 and declared effective on July 12, 2024 in connection with the Business Combination (as defined and described below) and incorporated by reference to the Current Report on Form 8-K filed by the Company on August 6, 2024 (the “Business Combination Super 8-K”), and (iii) unaudited condensed consolidated financial statements of Adagio as of June 30, 2024 and for the six months ended June 30, 2024 and 2023, which were reported in an amendment to the Business Combination Super 8-K on Form 8-K/A filed with the SEC on August 14, 2024 (the periods referenced in clause (i), (ii), and (iii), the “Relevant Periods”) should no longer be relied upon with respect to the error described below and should be restated. In addition, any earnings releases or other communications relating to the Relevant Periods should no longer be relied upon with respect to the error described below.

As the Company previously reported on the Business Combination Super 8-K, on July 31, 2024 (the “Closing Date”), the Company consummated a business combination  pursuant to the terms of the Business Combination Agreement, dated February 13, 2024, by and among the Company, Adagio, ARYA Sciences Acquisition Corp IV (“ARYA”), Aja Holdco, Inc., Aja Merger Sub 1, and Aja Merger Sub 2, Inc., as amended by a certain Consent and Amendment No. 1 to Business Combination Agreement, dated as of June 25, 2024, by and between ARYA and Adagio (the “Business Combination”).

In connection with the preparation of the Company’s unaudited condensed consolidated financial statements as of September 30, 2024 and for the nine months ended September 30, 2024, the Company identified an error in Adagio’s audited consolidated financial statements of as of December 31, 2023 and for the fiscal year ended December 31, 2023, unaudited condensed consolidated financial statements as of March 31, 2024 and for the three months ended March 31, 2024 and 2023, and unaudited condensed consolidated financial statements as of June 30, 2024 and for the six months ended June 30, 2024 and 2023. In accordance with Staff Accounting Bulletin No. 99, “Materiality,” the Company determined that the Adagio’s financial statements for the Relevant Periods were materially misstated and should be restated. The misstatement relates solely to the recording of accrued interest in both “Convertible notes payables, current” and “Other accrued liabilities”, resulting in an overstatement of accrued interest (the “Accounting Misstatement”). As such, the Company will restate Adagio’s financial statements for the Relevant Periods in Amendment No. 2 to the Business Combination Super 8-K (the “Amendment No. 2”). The restatement does not impact the ending balances as presented on Adagio’s unaudited pro forma condensed combined financial information for the Relevant Periods. The financial information that has been previously filed or otherwise reported for the Relevant Periods with respect to the Accounting Misstatement will be superseded by the information to be included in the consolidated financial statements in the Amendment No. 2.

After re-evaluation, in light of the Accounting Misstatement described above, the Company’s management identified a material weakness related to the inadequate design and operation of management’s review controls over valuation reports prepared by third-party specialists in conjunction with the accounting for certain debt and equity instruments,  resulting in the conclusion that the Company’s internal control over financial reporting and the Company’s disclosure controls and procedures were not effective as of December 31, 2023, March 31, 2024 and June 30, 2024. The Company’s management has actively engaged in implementing remediation plans to address the control deficiency outlined above. The remediation efforts include 1) additional review of third-party valuation reports utilized in the accounting for certain debt and equity instruments; 2) additional review of the manual journal entries based on externally generated reports and agreements with regard to accounting issues in certain debt and equity instruments; and 3) enhanced oversight controls on the work performed by third-party specialists. The Company will provide further specifics on the material weakness described herein and its remediation plan in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (this “Current Report”) may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or future financial or operating performance of the Company. For example, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of the Company and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management are inherently uncertain. The Company cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. There are risks and uncertainties described in the definitive proxy/final prospectus relating to the Business Combination, which was filed by the Company with the SEC, and described in other documents filed by the Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The Company cannot assure you that the forward-looking statements in this communication will prove to be accurate.

Nothing in this Current Report should be regarded as a representation or warranty by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, in any specified time frame, or at all. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made in this Current Report. Subsequent events and developments may cause those views to change. The Company does not undertake any duty to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2024

Adagio Medical Holdings, Inc.

By:	/s/ John Dahldorf
Name:	John Dahldorf
Title:	Chief Financial Officer

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